EXHIBIT 32.01


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Volt Information Sciences, Inc. (the "Company") on Form 10-Q for the period ended August 1, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Shaw, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 14, 2004

                                       /s/ WILLIAM SHAW
                                       --------------------------------
                                            William Shaw
                                            Principal Executive Officer





A signed original of this written statement required by Section 906 has been provided to Volt Information Sciences, Inc. and will be retained by Volt Information Sciences, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.